AMENDMENT NO. 1 TO CREDIT AGREEMENT


        AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of April 25, 1996 (this "Amendment"), among GANTOS, INC., a Michigan Corporation (the "Borrower"), NATWEST BANK N.A. and LASALLE NATIONAL BANK, as lenders (each individually, a "Lender" and collectively, the "Lenders"), and NATWEST BANK N.A., as agent for the Lenders (in such capacity, the "Agent").

        WHEREAS, the Borrower, the Lenders, and the Agent are party to the Revolving Credit Agreement, dated as of March 10, 1995 (as amended, supplemented or modified from time to time in accordance with its terms, the "Credit Agreement"); and

        WHEREAS, subject to the terms and conditions hereof, the parties hereto desire to amend certain provisions of the Credit Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

        1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

        2. Amendments to Credit Agreement. Subject to the conditions as to effectiveness set forth in Paragraph 4 of this Amendment, the Credit Agreement is hereby amended as follows:

        (a) Section 2.06(b) is amended and restated in its entirety as follows:

                      "(b) If, on or prior to March 27, 1996, the Total
               Commitment shall be permanently terminated (whether by the Borrower, as a result of an Event of Default or otherwise) or the Total Commitment shall be permanently reduced, the Borrower shall pay each Lender, through the Agent, on the date of, and as a condition to, such termination or reduction a fee (the "Reduction Fee") in an amount equal to one percent (1%) of the principal amount of such permanent termination or reduction."



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        (b) Section 7.09 is amended by replacing the amount "$6,500,000" set forth in the second line thereof with the amount "$7,500,000".

        (c) Section 7.10 is amended and restated in its entirety as follows:

                      "SECTION 7.10.  EBITDA.  Permit EBITDA of the
               Borrower and its subsidiaries at the end of each fiscal quarter for the four-quarter period then ending to be less than the respective amounts set forth below for the periods indicated:


                              Period                               Amount
                              ------                               ------

               Fiscal quarter ending April 29, 1995              $7,300,000

               Fiscal quarter ending July 29, 1995               $7,000,000

               Fiscal quarter ending October 28, 1995            $7,100,000

               Fiscal quarter ending February 3, 1996            $8,100,000

               Fiscal quarter ending May 4, 1996                 $8,800,000

               Fiscal quarter ending August 3, 1996              $9,600,000

               Fiscal quarter ending November 2, 1996           $10,300,000

               Fiscal quarter ending February 1, 1997
                     and thereafter                              $9,500,000 "


        3. Representations and Warranties. The Borrower hereby represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Amendment) as of the date hereof that:

        (a) All representations and warranties contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof with the same force and effect as if made on such date (except to the extent that any such representation or warranty relates expressly to an earlier date).

        (b) The Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment.


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        (c) This Amendment has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Borrower, and is enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

        (d) No registration or filing with, consent or approval of, or other action by, any Federal, State or other governmental agency, authority or regulatory body is or will be required on behalf of the Borrower in connection with the execution, delivery, performance, validity or enforcement of this Amendment other than any such registration or filing which has been made or any such consent, approval or other action which has been obtained and remains in full force and effect and other than the filing of a Form 10-Q or a Form 10-K with the Securities and Exchange Commission.

        (e) The execution, delivery and performance of this Amendment by the Borrower will not violate any provision of the certificate or articles of incorporation or bylaws of the Borrower or any of its subsidiaries or any law, statute, rule or regulation, or any order or decree of any court or governmental instrumentality applicable to the Borrower or any of its subsidiaries, or violate, result in the breach of or constitute a default under any indenture, agreement or other instrument to which the Borrower or any of its subsidiaries or any of their respective properties or assets are or may be bound.

        (f) The Borrower is in compliance with all of the various covenants and agreements applicable to it set forth in the Credit Agreement and each of the other Loan Documents.

        (g) No event has occurred and is continuing which constitutes or would constitute, with the giving of notice or the lapse of time or both, an Event of Default under the Credit Agreement or any of the other Loan Documents, or an Event of Default (as defined in the Indenture) under the Indenture.

        (h) The Borrower has no defense to or setoff, counterclaim or claim against payment of the Obligations or enforcement of the Loan Documents based upon a fact or circumstance existing or occurring on or prior to the date hereof.

        4. Conditions Precedent. Notwithstanding any term or provision of this Amendment to the contrary, no amendment set forth in Paragraph 2 hereof shall become effective until the Agent shall have determined that each of the following conditions precedent shall have been satisfied.


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        (a) All required corporate actions in connection with the execution and delivery of this Amendment shall have been taken, and each shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all documents, including, without limitation, records of requisite corporate action that the Agent may reasonably request, to be certified by the appropriate corporate person or government authorities.

        (b) The fees of the Lenders described in Paragraph 5 hereof and all reasonable fees, costs and expenses of the Agent in connection with this Amendment, including, without limitation, reasonable fees, costs and expenses of counsel to the Agent, shall have been paid in full to the persons entitled thereto in immediately available funds.

        (c) All representations and warranties made by the Borrower contained in Paragraph 3 hereof shall be true and correct with the same effect as though such representations and warranties had been made on the date of effectiveness of the amendments contained in this Amendment after giving effect to such amendments (unless any such representation or warranty speaks expressly to an earlier date).

        (d) Counterparts of this Amendment shall have been duly executed and delivered on behalf of the Borrower, the Lenders and the Agent.

        5. Fees. The Borrower shall pay to the Agent for the account of the Lenders a fee of $35,000 with respect to this Amendment, which fee shall be distributed to the Lenders as follows:

                        Lender                       Fee
                        ------                       ---
                 NatWest Bank N.A.                 $21,875
                 LaSalle National Bank             $13,125

        6. Continued Effectiveness. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the effective date of the amendments contained herein as determined in accordance with Paragraph 4 hereof, the Credit Agreement as amended by this Amendment. Each of the parties hereto agrees that, as amended by this Amendment, all of the covenants and agreements and other provisions contained in the Credit Agreement and other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect from and after the date of this Amendment.


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        7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        8. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York (without giving effect to the conflicts of laws principles thereof).

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                             GANTOS, INC., as Borrower



                             By:  /s/  L. Douglas Gantos
                                  ------------------------
                                  Name:  L. Douglas Gantos
                                  Title:  President


                             NATWEST BANK N.A., as Agent and as a Lender



                             By:  ________________________
                                     Name:
                                    Title:


                             LASALLE NATIONAL BANK, as a Lender



                             By:  ________________________
                                     Name:
                                    Title:


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        7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        8. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York (without giving effect to the conflicts of laws principles thereof).

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                             GANTOS, INC., as Borrower



                             By:  ________________________
                                     Name:
                                    Title:


                             NATWEST BANK N.A., as Agent and as a Lender



                             By:  /s/  Eric Rubin
                                  ------------------------
                                  Name:  Eric Rubin
                                  Title:  Vice President


                             LASALLE NATIONAL BANK, as a Lender



                             By:  ________________________
                                     Name:
                                    Title:




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        7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        8. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York (without giving effect to the conflicts of laws principles thereof).

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                             GANTOS, INC., as Borrower



                             By:  ________________________
                                     Name:
                                    Title:


                             NATWEST BANK N.A., as Agent and as a Lender



                             By:  ________________________
                                     Name:
                                    Title:


                             LASALLE NATIONAL BANK, as a Lender




                             By:  /s/  Mary S. Josephs
                                  ------------------------
                                  Name:  Mary S. Josephs
                                  Title:  Vice President







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